[TIFF LOGO]

                      TIFF INVESTMENT PROGRAM, INC. (TIP)
                       SUPPLEMENT DATED DECEMBER 31, 2002
     TO THE PROSPECTUS DATED MAY 1, 2002, AS REVISED ON SEPTEMBER 17, 2002


Effective January 1, 2003, the TIP Prospectus dated May 1, 2002, as revised on September 17, 2002, is changed as follows:

1. The table appearing after the third paragraph on page 4 is deleted and replaced with the following:

        ASSET CLASS                            WEIGHT                      BENCHMARK
        US Stocks                                23%                       Wilshire 5000 Stock Index

        Foreign Stocks                           23%                       MSCI All Country World Free ex US Index

        Absolute Return Strategies               20%                       3-month Treasury bills plus 5% per annum

        Resource-Related Stocks                   7%                       Resource-related sectors of MSCI World Index
                                                                           50% Energy
                                                                           30% Metals and Mining
                                                                           20% Paper and Forest Products

        Inflation-Linked Bonds                   13%                       10-year US Treasury Inflation Protected Security

        US Bonds                                  8%                       10-year US Treasury Bond

        High Yield Bonds                          3%                       ML US High Yield Constrained Index

        REITs                                     3%                       Morgan Stanley REIT Index

Note: The self-constructed Multi-Asset Fund Benchmark has changed four times since the TIFF Multi- Asset Fund's inception in order to reflect the directors' evolving thinking on appropriate asset allocation targets. On January 1, 1998, the Foreign Stock segment was reduced from 30% to 25% of the benchmark and the Absolute Return segment was increased from 15% to 20%. On October 1, 1999, the Resource-Related segment was reduced from 10% to 5%, Foreign Bonds were eliminated, US Bonds increased from 15% to 20% and Inflation-Linked Bonds were added to the benchmark at a 5% weight. On January 2, 2001, the US Bonds segment of the benchmark was decreased from 20% to 15% and Inflation-Linked Bonds were increased from 5% to 10%. On July 31, 2002, the Inflation-Linked Bonds segment of the benchmark was increased from 10% to 15% and US Bonds were decreased from 15% to 10%. On January 1, 2003 the US Stocks segment of the benchmark was decreased from 25% to 23%, the Foreign Stocks segment of the benchmark was decreased from 25% to 23%, the Inflation-Linked Bonds segment of the benchmark was decreased from 15% to 13%, the Resource-Related Stocks segment of the benchmark was increased from 5% to 7%, the US Bonds segment of the benchmark was decreased from 10% to 8%, the High Yield Bonds segment was added to the benchmark at 3% and the REITs segment was added to the benchmark at 3%.

2. The fifth paragraph on page 22 will be deleted and replaced with the following:

     WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated on based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A Bevilacqua (portfolio manager) has been a portfolio manager with Wellington since 1998 and has been with Wellington since 1994 as an analyst.

3.   On page five the following paragraph is added after the ninth paragraph:

     MAVERICK CAPITAL, LTD. is a manager that uses a bottom-up approach to selecting equity and equity-related securities and takes both long and short positions. Maverick Fund USA, Ltd. invests globally, although the largest fraction of the portfolio is in US stocks. It may also invest in private placements, convertible debt, and other securities.

4.   On page 24 the following is added after the third paragraph:

     MAVERICK CAPITAL, LTD. (Dallas, TX). Lee S. Ainslie III (portfolio manager) joined Maverick in 1993. Prior to that, he served as a managing director of Tiger Management Corporation.

                                   [TIFF LOGO]

                       TIFF INVESTMENT PROGRAM, INC. (TIP)
                       SUPPLEMENT DATED DECEMBER 31, 2002
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

Effective January 1, 2003, the TIP Statement of Additional Information dated May 1, 2002, is changed as follows:

1. Item No. 2 under the section Non-Fundamental Investment Restrictions on page 17 is deleted in its entirety.

2. On page 44 the following paragraph is added to replace the third paragraph of the page:

     TIFF MULTI-ASSET FUND BENCHMARK. The Multi-Asset Fund's primary objective is to produce an inflation-adjusted return of 5% or more over the long term. To facilitate assessment of active strategies employed by the Fund, the Fund also measures its performance against a constructed index comprising 23% Wilshire 5000; 23% MSCI All country World Free ex US; 20% 3-month treasury bill plus 5% per annum; 3% ML US High Yield Constrained Index; 3% Morgan Stanley REIT Index; and 8% Ten Year US Treasury Bond. The inflation-hedging index has two components; a 7% allocation to global resource-related stocks, comprising 50% Energy, 30% Metals & Mining, and 20% Paper & Forest Products and 13% inflation-hedging index.